EXHIBIT 10.1

                            INCENTRA SOLUTIONS, INC.

                             NOTE PURCHASE AGREEMENT

                                  MAY 19, 2006


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                                TABLE OF CONTENTS
                                                                                                           PAGE
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
1. Agreement to Sell and Purchase...........................................................................1

2. Warrants.................................................................................................2

3. Closing, Delivery and Payment............................................................................2
   3.1        Closing.......................................................................................2
   3.2        Delivery......................................................................................2

4. Representations and Warranties of the Company............................................................2
   4.1        Organization, Good Standing and Qualification.................................................2
   4.2        Subsidiaries..................................................................................3
   4.3        Capitalization; Voting Rights.................................................................3
   4.4        Authorization; Binding Obligations............................................................4
   4.5        Liabilities...................................................................................4
   4.6        Obligations to Related Parties................................................................4
   4.7        Changes.......................................................................................5
   4.8        Title to Properties and Assets; Liens, Etc....................................................6
   4.9        Intellectual Property.........................................................................7
   4.10       Compliance with Other Instruments.............................................................7
   4.11       Litigation....................................................................................7
   4.12       Tax Returns and Payments......................................................................8
   4.13       Employees.....................................................................................8
   4.14       Registration Rights and Voting Rights.........................................................9
   4.15       Compliance with Laws; Permits.................................................................9
   4.16       Environmental and Safety Laws.................................................................9
   4.17       Valid Offering...............................................................................10
   4.18       Insurance....................................................................................10
   4.19       SEC Reports..................................................................................10
   4.20       Listing......................................................................................10
   4.21       No Integrated Offering.......................................................................10
   4.22       Stop Transfer................................................................................11
   4.23       Dilution.....................................................................................11
   4.24       Patriot Act..................................................................................11
   4.25.....ERISA..........................................................................................12

5. Representations and Warranties of the Purchaser.........................................................12
   5.1        No Shorting..................................................................................12
   5.2        Requisite Power and Authority................................................................12
   5.3        Investment Representations...................................................................12
   5.4        Purchaser Bears Economic Risk................................................................13
   5.5        Acquisition for Own Account..................................................................13
   5.6        Purchaser Can Protect Its Interest...........................................................13
   5.7        Accredited Investor..........................................................................13
   5.8        Legends......................................................................................13

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
6. Covenants of the Company................................................................................14
   6.1        Stop-Orders..................................................................................14
   6.2        Market Regulations...........................................................................14
   6.3        Reporting Requirements.......................................................................14
   6.4        Use of Funds.................................................................................15
   6.5        Access to Facilities.........................................................................15
   6.6        Taxes........................................................................................15
   6.7        Insurance....................................................................................15
   6.8        Intellectual Property........................................................................16
   6.9        Properties...................................................................................16
   6.10       Confidentiality..............................................................................17
   6.11       Reissuance of Securities.....................................................................17
   6.12       Margin Stock.................................................................................17
   6.13.....   Notice of Default...........................................................................19

7. Covenants of the Purchaser..............................................................................17
   7.1        Confidentiality..............................................................................17
   7.2        Non-Public Information.......................................................................17


8. Covenants of the Company and Purchaser Regarding Indemnification........................................18
   8.1        Company Indemnification......................................................................18
   8.2        Purchaser's Indemnification..................................................................18


9. Registration Rights.....................................................................................18
   9.1        Registration Rights Granted..................................................................18

10 Miscellaneous...........................................................................................18
   10.1       Governing Law................................................................................18
   10.2       Survival.....................................................................................19
   10.3       Successors...................................................................................19
   10.4       Entire Agreement.............................................................................19
   10.5       Severability.................................................................................19
   10.6       Amendment and Waiver.........................................................................19
   10.7       Delays or Omissions..........................................................................20
   10.8       Notices......................................................................................20
   10.9       Titles and Subtitles.........................................................................20
   10.10      Facsimile Signatures; Counterparts...........................................................21
   10.11      Broker's Fees................................................................................21
   10.12      Construction.................................................................................21

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                                LIST OF EXHIBITS



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
Form of Joinder Agreement...........................................................................     Exhibit A
Form of Convertible Note............................................................................     Exhibit B
Form of Warrant.....................................................................................     Exhibit C
Form of Registration Rights Agreement...............................................................     Exhibit D

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                             NOTE PURCHASE AGREEMENT

         THIS Note PURCHASE AGREEMENT (this "Agreement") is made and entered into as of May 19, 2006, by and between INCENTRA SOLUTIONS, INC., a Nevada corporation (the "Company"), and the persons or entities identified on the signature pages hereto as the "Purchasers" and any other person or entity who may later become a party to this Agreement by signing a Joinder Agreement in substantially the form attached hereto as Exhibit A and their respective successors and assigns (collectively the "Purchasers" and each individually a "Purchaser").

                                    RECITALS

         WHEREAS, the Company has authorized the sale to the Purchasers of Convertible Term Notes in the aggregate principal amount of up to Four Million Dollars ($4,000,000) (the "Convertible Notes"), which Convertible Notes are convertible into shares of the Company's common stock, $0.001 par value per share (the "Common Stock"),on the terms set forth in the Convertible Notes;

         WHEREAS, the Company wishes to issue warrants to the Purchasers to purchase up to Two Million Eight Hundred Fifty Seven Thousand One Hundred Forty Three (2,857,143) shares of the Company's Common Stock (subject to adjustment as set forth therein) in connection with Purchasers' purchase of the Convertible Notes;

         WHEREAS, Purchaser desires to purchase the Convertible Notes and the Warrants (as defined in Section 2) on the terms and conditions set forth herein; and

         WHEREAS, the Company desires to issue and sell the Notes and Warrants to Purchasers on the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. AGREEMENT TO SELL AND PURCHASE. Pursuant to the terms and conditions set forth in this Agreement, on the Closing Date (as defined in Section 3), the Company agrees to sell to the Purchasers, and the Purchasers hereby agree to purchase from the Company, the Convertible Notes and the Warrants. The offering of the Convertible Notes and the Warrants purchased on the Closing Date shall be known as the "Offering." A form of the Convertible Notes is annexed hereto as Exhibit B, and a form of the Warrants is annexed hereto as Exhibit C. The Convertible Notes will mature on their respective Maturity Dates (as defined in the respective Convertible Notes and which shall be one (1) year from the respective issuance dates). Collectively, the Notes, the Warrants and the Common Stock issuable upon conversion of the Convertible Note and upon exercise of the Warrants are referred to as the "Securities."


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        2.  WARRANTS. On the Closing Date, the Company will issue and deliver to each Purchaser a Warrant to purchase up to Two Thousand Three Hundred Sixty Eight (2,368) shares of Common Stock in connection with the Offering (the "Warrant") for each Ten Thousand Dollars ($10,000.00) of principal amount of such Purchaser's Convertible Note. The Warrant must be delivered on the Closing Date. The shares of Common Stock issuable upon exercise of the Warrant are hereinafter referred to as the "Warrant Shares".

        3.  CLOSING, DELIVERY AND PAYMENT.

            3.1. CLOSING. Subject to the terms and conditions set forth herein, the closing of the transactions contemplated hereby (the "Closing"), shall take place on such date, and at such time or place, as the Company and Purchaser shall mutually agree (such date is hereinafter referred to as the "Closing Date").

            3.2 DELIVERY. At the Closing on the Closing Date, the Company will deliver to the each Purchaser a Convertible Note in the form attached as Exhibit B representing the principal amount purchased by such Purchaser and a Warrant in the form attached as Exhibit C in the Purchaser's name representing the number of Warrant Shares as determined as provided in Section 2. Each Purchaser will deliver to the Company an amount, by wire transfer of immediately available funds to an account of the Company as the Company shall direct in writing, equal to the principal amount of such Purchaser's Convertible Note.

        4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser as follows:

            4.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Each of the Company and each of its Subsidiaries is a corporation, partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of the Company and each of its Subsidiaries has the corporate power and authority to own and operate its properties and assets. The Company has the corporate power and authority to execute and deliver (i) this Agreement, (ii) the Notes and the Warrants to be issued in connection with this Agreement, (iii) the Registration Rights Agreement relating to the Convertible Note and the Warrants dated as of the date hereof between the Company and the Purchasers (as amended, modified or supplemented from time to time, the "Registration Rights Agreement"), and (iv) all other agreements related to this Agreement and the Securities and referred to herein (collectively, the "Related Agreements"), to issue and sell the Notes and the shares of Common Stock issuable upon conversion of the Convertible Note (the "Note Shares"), to issue and sell the Warrants and the Warrant Shares, and to carry out the provisions of this Agreement and the Related Agreements and to carry on its business as presently conducted. Each of the Company and each of its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation, partnership or limited liability company, as the case may be, in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so has not, or could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company and its Subsidiaries, taken individually and as a whole (a "Material Adverse Effect").

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       4.2  SUBSIDIARIES. Each direct and indirect Subsidiary of the
Company, the direct owner of such Subsidiary and its percentage ownership thereof, is set forth on Schedule 4.2. For the purpose of this Agreement, a "SUBSIDIARY" of any person or entity means (i) a corporation or other entity whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other persons or entities performing similar functions for such person or entity, are owned, directly or indirectly, by such person or entity or
(ii) a corporation or other entity in which such person or entity owns, directly or indirectly, more than 50% of the equity interests at such time.

       4.3  CAPITALIZATION; VOTING RIGHTS.

       (a) The authorized capital stock of the Company, as of the date hereof consists of 205,000,000 shares, of which 200,000,000 are shares of Common Stock, 14,361,293 shares of which are issued and outstanding, and 5,000,000 are shares of preferred stock, par value $0.001 per share, 2,466,971 of which shares of preferred stock are issued and outstanding. The authorized capital stock of each Subsidiary of the Company is set forth on Schedule 4.3.

       (b) Except as disclosed on Schedule 4.3, other than: (i) the shares reserved for issuance under the Company's 2000 Equity Incentive Plan or the Company's Executive Bonus Plan; (ii) the Company's 2006 Stock Option Plan; and (iii) shares which may be granted pursuant to this Agreement, the Related Agreements and other agreements between the Company and the Purchaser, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. Except as disclosed on Schedule 4.3, neither the offer, issuance or sale of the Notes or the Warrant, or the issuance of any of the Note Shares or Warrant Shares, nor the consummation of any transaction contemplated hereby will result in a change in the price or number of any securities of the Company outstanding, under anti-dilution or other similar provisions contained in or affecting any such securities.

       (c) All issued and outstanding shares of the Company's Common Stock: (i) have been duly authorized and validly issued and are fully paid and nonassessable; and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

       (d) The rights, preferences, privileges and restrictions of the shares of the Common Stock are as stated in the Company's Certificate of Incorporation (the "Charter"). The Note Shares and Warrant Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement and the Company's Charter, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

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       4.4  AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the Company (including its officers and directors) necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder and under the other Related Agreements at the Closing and, the authorization, sale, issuance and delivery of the Notes and Warrant has been taken or will be taken prior to the Closing. This Agreement and the other Related Agreements, when executed and delivered, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except:

       (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and

       (b) general principles of equity that restrict the availability of equitable or legal remedies.

The sale of the Notes and the subsequent conversion of the Convertible Note into Note Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. The issuance of the Warrants and the subsequent exercise of the Warrants for Warrant Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

       4.5 LIABILITIES. To the Company's knowledge, neither the Company nor any of its Subsidiaries has any material contingent liabilities, except current liabilities incurred in the ordinary course of business and liabilities disclosed in any of the Company's filings under the Securities Exchange Act of 1934 ("Exchange Act") made prior to the date of this Agreement (collectively, the "Exchange Act Filings"), copies of which have been provided to the Purchaser.

       4.6 OBLIGATIONS TO RELATED PARTIES. Except as set forth on Schedule 4.6, there are no obligations of the Company or any of its Subsidiaries to officers, directors, stockholders or employees of the Company or any of its Subsidiaries other than:

       (a) for payment of salary for services rendered and for bonus payments;

       (b) reimbursement for reasonable expenses incurred on behalf of the Company and its Subsidiaries;

       (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company); and

       (d) obligations listed in the Company's financial statements or disclosed in any of its Exchange Act Filings.

Except as described above or set forth on Schedule 4.6 or in the Company's Exchange Act Filings, none of the officers, directors or, to the best of the Company's knowledge, key employees or stockholders of the Company or any members of their immediate families, are indebted to the Company, individually or in the aggregate, in excess of $50,000 or have any

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direct or indirect ownership interest in any firm or corporation with which the
Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with the Company. Except as described above, no officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company and no agreements, understandings or proposed transactions are contemplated between the Company and any such person. Except as set forth on
Schedule 4.6, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

       4.7 CHANGES. Since December 31, 2005, except as disclosed in any Exchange Act Filing or in any Schedule to this Agreement or to any of the Related Agreements, there has not been:

       (a) any change in the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company or any of its Subsidiaries, which individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

       (b) any resignation or termination of any officer, key employee or group of employees of the Company or any of its Subsidiaries;

       (c) any material change, except in the ordinary course of business, in the contingent obligations of the Company or any of its Subsidiaries by way of guaranty, endorsement, indemnity, warranty or otherwise;

       (d) any damage, destruction or loss, whether or not covered by insurance, has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

       (e) any waiver by the Company or any of its Subsidiaries of a valuable right or of a material debt owed to it;

       (f) any direct or indirect loans made by the Company or any of its Subsidiaries to any stockholder, employee, officer or director of the Company or any of its Subsidiaries, other than advances made in the ordinary course of business;

       (g) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder of the Company or any of its Subsidiaries;

        (h) any declaration or payment of any dividend or other distribution of the assets of the Company or any of its Subsidiaries;

        (i) any labor organization activity related to the Company or any of its Subsidiaries;

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       (j)  any debt, obligation or liability incurred, assumed or guaranteed by the Company or any of its Subsidiaries, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

       (k) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets owned by the Company or any of its Subsidiaries;

       (l) any change in any material agreement to which the Company or any of its Subsidiaries is a party or by which either the Company or any of its Subsidiaries is bound which either individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

       (m) any other event or condition of any character that, either individually or in the aggregate, has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or

       (n) any arrangement or commitment by the Company or any of its Subsidiaries to do any of the acts described in subsection (a) through (m) above.

       4.8  TITLE TO PROPERTIES AND ASSETS; LIENS, ETC. Except as set forth on
Schedule 4.8, each of the Company and each of its Subsidiaries has good and marketable title to its properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than:

       (a)  those resulting from taxes which have not yet become delinquent;

       (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company or any of its Subsidiaries; and

       (c)  those that have otherwise arisen in the ordinary course of business.

All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company and its Subsidiaries are in good operating condition and repair (ordinary wear and tear excepted) and are reasonably fit and usable for the purposes for which they are being used. Except as set forth on Schedule 4.8, the Company and its Subsidiaries are in compliance with all material terms of each lease to which it is a party or is otherwise bound.

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       4.9  INTELLECTUAL PROPERTY. (a) (a) Each of the Company and each of its
    Subsidiaries owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and to the Company's knowledge, as presently proposed to be conducted (the "Intellectual Property"), without any known infringement of the rights of others. Except as set forth in Schedule 4.9, there are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company or any of its Subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products.

       (b) Neither the Company nor any of its Subsidiaries has received any communications alleging that the Company or any of its Subsidiaries has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company or any of its Subsidiaries aware of any basis therefor.

       (c) The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company or any of its Subsidiaries, except for inventions, trade secrets or proprietary information that have been rightfully assigned to the Company or any of its Subsidiaries.

      4.10  COMPLIANCE WITH OTHER INSTRUMENTS. Except as set forth on Schedule
4.10 or as disclosed in the Company Exchange Act Filings, neither the Company nor any of its Subsidiaries is in violation or default of (x) any term of its Charter or Bylaws, or (y) of any provision of any indebtedness, mortgage, indenture, contract, agreement or instrument to which it is party or by which it is bound or of any judgment, decree, order or writ, which violation or default, in the case of this clause (y), has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. The execution, delivery and performance of and compliance with this Agreement and the Related Agreements to which it is a party, and the issuance and sale of the Notes by the Company and the other Securities by the Company, each pursuant hereto and thereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or any of its Subsidiaries or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

      4.11 LITIGATION. Except as set forth on Schedule 4.11 hereto, there is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its Subsidiaries that prevents the Company or any of its Subsidiaries from entering into this Agreement or the other Related Agreements, or from consummating the transactions contemplated hereby or thereby, or which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect

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or any change in the current equity ownership of the Company or any of its
Subsidiaries, nor is the Company aware that there is any basis to assert any of the foregoing. Neither the Company nor any of its Subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or any of its Subsidiaries currently pending or which the Company or any of its Subsidiaries intends to initiate.

      4.12 TAX RETURNS AND PAYMENTS. Except as set forth on Schedule 4.12, each of the Company and each of its due and payable by the Company or any of its Subsidiaries on or before the Closing, have Subsidiaries has filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and all other taxes been paid or will be paid prior to the time they become delinquent. Except as set forth on Schedule 4.12, neither the Company nor any of its Subsidiaries has been advised:

       (a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof; or

       (b) of any deficiency in assessment or proposed judgment to its federal, state or other taxes.

The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

      4.13 EMPLOYEES. Except as set forth on Schedule 4.13, neither the Company nor any of its Subsidiaries has any collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company or any of its Subsidiaries. Except as disclosed in the Exchange Act Filings or on Schedule 4.13, neither the Company nor any of its Subsidiaries is a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To the Company's knowledge, no employee of the Company or any of its Subsidiaries, nor any consultant with whom the Company or any of its Subsidiaries has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company or any of its Subsidiaries because of the nature of the business to be conducted by the Company or any of its Subsidiaries; and to the Company's knowledge the continued employment by the Company or any of its Subsidiaries of its present employees, and the performance of the Company's and its Subsidiaries' contracts with its independent contractors, will not result in any such violation. Neither the Company nor any of its Subsidiaries is aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has received any notice alleging that any such violation has occurred. Except for employees who have a current effective employment agreement with the Company or any of its Subsidiaries, no employee of the Company or any of its Subsidiaries has been granted the right to continued employment by the Company or any of its Subsidiaries or to any material

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compensation following termination of employment with the Company or any of its
Subsidiaries. Except as set forth on Schedule 4.13, the Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company or any of its Subsidiaries, nor does the Company or any of its Subsidiaries have a present intention to terminate the employment of any officer, key employee or group of employees.

      4.14  REGISTRATION RIGHTS AND VOTING RIGHTS. Except as set forth on
Schedule 4.14 and except as disclosed in Exchange Act Filings, neither the Company nor any of its Subsidiaries is presently under any obligation, and neither the Company nor any of its Subsidiaries has granted any rights, to register any of the Company's or its Subsidiaries' presently outstanding securities or any of its securities that may hereafter be issued. Except as set forth on Schedule 4.14 and except as disclosed in Exchange Act Filings, to the Company's knowledge, no stockholder of the Company or any of its Subsidiaries has entered into any agreement with respect to the voting of equity securities of the Company or any of its Subsidiaries.

      4.15 COMPLIANCE WITH LAWS; PERMITS. Neither the Company nor any of its Subsidiaries is in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement or any other Related Agreement and the issuance of any of the Securities, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. Each of the Company and its Subsidiaries has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      4.16 ENVIRONMENTAL AND SAFETY LAWS. Neither the Company nor any of its Subsidiaries is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. Except as set forth on
Schedule 4.16, no Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or any of its Subsidiaries or, to the Company's knowledge, by any other person or entity on any property owned, leased or used by the Company or any of its Subsidiaries. For the purposes of the preceding sentence, "Hazardous Materials" shall mean:

            (a) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials; or

            (b) any petroleum products or nuclear materials.

      4.17 VALID OFFERING. Assuming the accuracy of the representations and warranties of the Purchaser contained in this Agreement, the offer, sale and issuance of the Securities will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

      4.18 INSURANCE. Each of the Company and each of its Subsidiaries has general commercial, product liability, fire and casualty insurance policies with coverages which the Company believes are customary for companies similarly situated to the Company and its Subsidiaries in the same or similar business.

      4.19 SEC REPORTS. Except as set forth on Schedule 4.19, the Company has filed all proxy statements, reports and other documents required to be filed by it under the Securities Exchange Act 1934, as amended (the "Exchange Act"). The Company has furnished the Purchaser with a copy of its Annual Report on Form 10-KSB for its fiscal years ended December 31, 2004 and December 31, 2005 and its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005 (the "SEC Reports"). To the knowledge of the Company, the SEC Reports were, at the time of its filing, in substantial compliance with the requirements of its form and neither the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of its filing date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      4.20 LISTING. The Company's Common Stock is listed for trading on the National Association of Securities Dealers, Inc. Over-the-Counter Bulletin Board ("OTC BB") and satisfies all requirements for the continuation of such listing. The Company has not received any notice that its Common Stock will be delisted from OTC BB or that its Common Stock does not meet all requirements for listing.

      4.21 NO INTEGRATED OFFERING. Neither the Company, nor any of its Subsidiaries or affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement or any of the Related Agreements to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or Subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

      4.22 STOP TRANSFER. The Securities are restricted securities as of the date of this Agreement. Neither the Company nor any of its Subsidiaries will issue any stop transfer order or other order impeding the sale and delivery of any of the Securities at such time as the Securities are registered for public sale or an exemption from registration is available, except as required by state and federal securities laws.

      4.23 DILUTION. The Company specifically acknowledges that its obligation to issue the shares of Common Stock upon conversion of the Convertible Note and exercise of the Warrant is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

      4.24 PATRIOT ACT. The Company certifies that, to the best of Company's knowledge, neither the Company nor any of its Subsidiaries has been designated, and is not owned or controlled, by a "suspected terrorist" as defined in Executive Order 13224. The Company hereby acknowledges that the Purchaser seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, the Company hereby represents, warrants and agrees that: (i) none of the cash or property that the Company or any of its Subsidiaries will pay or will contribute to the Purchaser has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by the Company or any of its Subsidiaries to the Purchaser, to the extent that they are within the Company's and/or its Subsidiaries' control shall cause the Purchaser to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. The Company shall promptly notify the Purchaser if any of these representations ceases to be true and accurate regarding the Company or any of its Subsidiaries. The Company agrees to provide the Purchaser any additional information regarding the Company or any of its Subsidiaries that the Purchaser deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. The Company understands and agrees that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering or similar activities, the Purchaser may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of the Purchaser's investment in the Company. The Company further understands that the Purchaser may release confidential information about the Company and its Subsidiaries and, if applicable, any underlying beneficial owners, to proper authorities if the Purchaser, in its sole discretion, determines that it is in the best interests of the Purchaser in light of relevant rules and regulations under the laws set forth in subsection
(ii) above.

      4.25 ERISA. Based upon the Employee Retirement Income Security Act of 1974 ("ERISA"), and the regulations and published interpretations thereunder:
(i) neither the Company nor any of its Subsidiaries has engaged in any Prohibited Transactions (as defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code of 1986, as amended (the "CODE")); (ii) each of the Company and each of its Subsidiaries has met all applicable minimum funding requirements under Section 302 of ERISA in respect of its plans; (iii) neither the Company nor any of its Subsidiaries has any knowledge of any event or occurrence which would cause the Pension Benefit Guaranty Corporation to institute proceedings under Title IV of ERISA to terminate any employee benefit plan(s); (iv) neither the Company nor any of its Subsidiaries has any fiduciary responsibility for investments with respect to any plan existing for the benefit of persons other than the Company's or such Subsidiary's employees; and (v) neither the Company nor any of its Subsidiaries has withdrawn, completely or partially, from any multi-employer pension plan so as to incur liability under the Multiemployer Pension Plan Amendments Act of 1980.

        5. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby represents and warrants to the Company as follows:

       5.1 NO SHORTING. Neither such Purchaser nor any of its affiliates and investment partners has, will nor will cause any person or entity, directly, to engage in "short sales" of the Company's Common Stock, as long as the Notes shall be outstanding.

       5.2 REQUISITE POWER AND AUTHORITY. Such Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All corporate action on such Purchaser's part required for the lawful execution and delivery of this Agreement and the Related Agreements has been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of such Purchaser, enforceable in accordance with their terms, except:

       (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and

       (b) as limited by general principles of equity that restrict the availability of equitable and legal remedies.

       5.3 INVESTMENT REPRESENTATIONS. Such Purchaser understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement, including, without limitation, that the Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act. Such Purchaser confirms that it has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Convertible Notes and the Warrants to be purchased by it under this Agreement and the Note Shares and the Warrant Shares acquired by it upon the conversion of the Convertible Note and exercise of the Warrants, respectively. Such Purchaser further confirms that it has had an opportunity to ask questions and receive answers from the Company regarding the Company's and its Subsidiaries' business, management and financial affairs and the terms and conditions of the Offering and the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

       5.4 PURCHASER BEARS ECONOMIC RISK. Such Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Such Purchaser must bear the economic risk of this investment until the Securities are sold pursuant to: (i) an effective registration statement under the Securities Act; or (ii) an exemption from registration is available with respect to such sale.

       5.5 ACQUISITION FOR OWN ACCOUNT. The Purchaser is acquiring the Notes and Warrant and the Note Shares and the Warrant Shares for the Purchaser's own account for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution.

       5.6 PURCHASER CAN PROTECT ITS INTEREST. By reason of its, or of its management's, business and financial experience, such Purchaser has the capacity to evaluate the merits and risks of its investment in the Securities and to protect its own interests in connection with the transactions contemplated in this Agreement and the other Related Agreements. Further, such Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement or the Related Agreements.

       5.7 ACCREDITED INVESTOR. Such Purchaser is an accredited investor within the meaning of Regulation D under the Securities Act.

       5.8  LEGENDS.

       (a)  The Convertible Note shall bear substantially the following legend:

        "THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE, STATE SECURITIES LAWS. THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE OR SUCH SHARES UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO INCENTRA SOLUTIONS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

       (b) The Note Shares and the Warrant Shares shall bear a legend which shall be in substantially the following form until such shares are covered by an effective registration statement filed with the SEC:

        "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO INCENTRA SOLUTIONS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

       (c)  The Warrants shall bear substantially the following legend:

        "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR THE UNDERLYING SHARES OF COMMON STOCK UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO INCENTRA SOLUTIONS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

    6. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Purchasers that, so long as the Notes, or any portion theroeof, remain outstanding:

       6.1 STOP-ORDERS. The Company will advise the Purchasers, promptly after it receives notice of issuance by the Securities and Exchange Commission (the "SEC"), any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

       6.2 MARKET REGULATIONS. The Company shall notify the SEC, NASD and applicable state authorities, in accordance with their requirements, to the extent applicable to the Company, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchasers and promptly provide copies thereof to the Purchaser.

       6.3 REPORTING REQUIREMENTS. The Company will timely file with the SEC all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination.

       6.4 USE OF FUNDS. The Company agrees that it will use the proceeds of the sale of the Convertible Notes and the Warrants for general working capital and general business purposes of the Company and its Subsidiaries.

       6.5 ACCESS TO FACILITIES. Each of the Company and each of its Subsidiaries will permit any representatives designated by the Purchasers
(or any successor of the Purchasers), upon reasonable notice and during normal business hours, at such person's expense and accompanied by a representative of the Company, to:

       (a) visit and inspect any of the properties of the Company or any of its Subsidiaries;

       (b) examine the corporate and financial records of the Company or any of its Subsidiaries (unless such examination is not permitted by federal, state or local law or by contract) and make copies thereof or extracts therefrom; and

       (c) discuss the affairs, finances and accounts of the Company or any of its Subsidiaries with the directors, officers and independent accountants of the Company or any of its Subsidiaries.

Notwithstanding the foregoing, neither the Company nor any of its Subsidiaries will provide any material, non-public information to the Purchaser unless the Purchaser signs a confidentiality agreement and otherwise complies with Regulation FD, under the federal securities laws.

       6.6 TAXES. Each of the Company and each of its Subsidiaries will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company and its Subsidiaries; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company and/or such Subsidiary shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company and its Subsidiaries will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

       6.7 INSURANCE. Each of the Company and its Subsidiaries will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in similar business similarly situated as the Company and its Subsidiaries; and the Company and its Subsidiaries will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner which the Company reasonably believes is customary for companies in similar business similarly situated as the Company and its Subsidiaries and to the extent available on commercially reasonable terms. The Company and each of its Subsidiaries will jointly and severally bear the full risk of loss from any loss of any nature whatsoever with respect to the assets pledged to the Purchaser as security for its obligations hereunder and under the Related Agreements. At the Company's and each of its Subsidiaries' joint and several cost and expense in amounts and with carriers reasonably acceptable to Purchaser, the Company and each of its Subsidiaries shall (i) keep all its insurable properties and properties in which it has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to the Company's or the respective Subsidiary's including business interruption insurance; (ii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others, in each case consistent with past practices; (iii) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which the Company or the respective Subsidiary is engaged in business; and (iv) furnish Purchase with (x) copies of all policies and evidence of the maintenance of such policies at least thirty (30) days before any expiration date, (y) excepting the Company's workers' compensation policy, endorsements to such polices naming Purchaser as "co insured" or "additional insured" and appropriate loss payable endorsements in form and substance satisfactory to Purchaser, naming Purchaser as loss payee, an (z) evidence that as to Purchaser the insurance coverage shall not be impaired or invalidated by any act or neglect of the Company or any Subsidiary and the insurer will provide Purchaser with at least thirty (30) days notice prior to cancellation. The Company and each Subsidiary shall instruct the insurance carriers that in the event of any loss thereunder, the carriers shall make payment for such loss to the Company and/or the Subsidiary and Purchaser jointly. In the event that as of the date of receipt of each loss recovery upon any such insurance, the Purchaser has not declared an Event of Default with respect to this Agreement or any of the Related Agreements, then the Company and/or such Subsidiary shall be permitted to direct the application of such loss recovery proceeds toward investment in property, plant and equipment that would comprise "Collateral" secured by Purchaser's security interest pursuant to a security agreement, with any surplus funds to be applied by the Company for working capital purposes. In the event that Purchaser has properly declared an Event of Default with respect to this Agreement or any of the Related Agreements, then all loss recoveries received by Purchaser upon any such insurance thereafter may be applied to the obligations of the Company hereunder and under the Related Agreements, in such order as the Purchaser may determine. Any surplus (following satisfaction of all Company obligations to Purchaser) shall be paid by Purchaser to the Company or applied as may be otherwise required by law. Any deficiency thereon shall be paid by the Company or the Subsidiary, as applicable, to Purchaser, on demand.

       6.8 INTELLECTUAL PROPERTY. Each of the Company and each of its material Subsidiaries shall maintain in full force and effect its existence, rights and franchises and all licenses and other rights to use Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

       6.9 PROPERTIES. Each of the Company and each of its Subsidiaries will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and each of the Company and each of its Subsidiaries will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      6.10 CONFIDENTIALITY. The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchasers, or any of them, unless expressly agreed to by the Purchaser whose name is to be disclosed or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. Notwithstanding the foregoing, the Company may disclose Purchaser's identity and the terms of this Agreement to its current and prospective debt and equity financing sources.

      6.11 REISSUANCE OF SECURITIES. The Company agrees to reissue certificates representing the Securities without the legends set forth in Section 5.7 above at such time as:

       (a) the holder thereof is permitted to dispose of such Securities pursuant to Rule 144(k) under the Securities Act; or

       (b) upon resale subject to an effective registration statement after such Securities are registered under the Securities Act.

The Company agrees to cooperate with the Purchaser in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions necessary to allow such resales provided the Company and its counsel receive reasonably requested representations from the selling Purchaser and broker, if any.

      6.12 MARGIN STOCK. The Company will not permit any of the proceeds of the Notes or the Warrant to be used directly or indirectly to "purchase" or "carry" "margin stock" or to repay indebtedness incurred to "purchase" or "carry" "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

      6.13 NOTICE OF DEFAULT. The Company shall from time to time diligently review its obligations hereunder and under the Related Agreements to confirm its compliance in all material respects with its duties hereunder and thereunder, and shall promptly notify the Purchaser of any event or circumstance that has resulted in, or could reasonably be expected to result in, the occurrence of any default or Event of Default (as defined in either Note) hereunder or thereunder. For purposes of this Section 6.13, the term "default" shall mean an event or condition the occurrence of which is, or with the lapse of time or the giving of notice or both would be, an Event of Default.

   7. COVENANTS OF THE PURCHASER. The Purchasers, and each of them, covenant and agree with the Company as follows:

       7.1 CONFIDENTIALITY. The Purchasers, and each of them, agree that they will not disclose, and will not include in any public announcement, the name of the Company, unless expressly agreed to by the Company or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

       7.2 NON-PUBLIC INFORMATION. The Purchasers, and each of them, agree not to effect any sales in the shares of the Company's Common Stock while in possession of material, non-public information regarding the Company if such sales would violate applicable securities law.

   8. COVENANTS OF THE COMPANY AND PURCHASERS REGARDING INDEMNIFICATION.

       8.1 COMPANY INDEMNIFICATION. The Company agrees to indemnify, hold harmless, reimburse and defend Purchasers against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Purchaser which results, arises out of or is based upon: (i) any misrepresentation by the Company or any of its

Subsidiaries or breach of any warranty by the Company or any of its Subsidiaries in this Agreement, any other Related Agreement or in any exhibits or schedules attached hereto or thereto; or (ii) any breach or default in performance by Company or any of its Subsidiaries of any covenant or undertaking to be performed by the Company or any of its Subsidiaries hereunder, under any other Related Agreement or any other agreement entered into by the Company and/or any of its Subsidiaries and Purchaser relating hereto or thereto.

       8.2 PURCHASER'S INDEMNIFICATION. Purchaser agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons and principal shareholders, at all times against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which results, arises out of or is based upon: (i) any misrepresentation by Purchaser or breach of any warranty by Purchaser in this Agreement or any Related Agreement or in any exhibits or schedules attached hereto; or (ii) any breach or default in performance by Purchaser of any covenant or undertaking to be performed by Purchaser hereunder, under any Related Agreement or any other agreement entered into by the Company and Purchaser relating hereto or thereto.

    9. REGISTRATION RIGHTS.

       9.1 REGISTRATION RIGHTS GRANTED. At the Closing, the Company shall grant registration rights to Purchasers pursuant to a Registration Rights Agreement, in substantially the form attached hereto as Exhibit D, dated as of even date herewith between the Company and the Purchasers.



    10. MISCELLANEOUS.

        10.1 GOVERNING LAW(a) . THIS AGREEMENT AND THE OTHER RELATED AGREEMENTS SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

    (b) THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PURCHASER AND/OR THE COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, ANY OTHER RELATED AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

      10.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby to the extent provided therein. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

      10.3 SUCCESSORS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Securities from time to time, other than the holders of Common Stock which has been sold by the Purchaser pursuant to Rule 144 or an effective registration statement. No Purchaser shall be permitted to assign its rights hereunder or under any Related Agreement to a competitor of the Company.

      10.4 ENTIRE AGREEMENT. This Agreement, the Related Agreements, the exhibits and schedules hereto and thereto and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

      10.5 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      10.6  AMENDMENT AND WAIVER.

       (a) This Agreement may be amended or modified only upon the written consent of the Company and the Purchaser.

       (b) The obligations of the Company and the rights of the Purchaser under this Agreement may be waived only with the written consent of the Purchaser.

       (c) The obligations of the Purchaser and the rights of the Company under this Agreement may be waived only with the written consent of the Company.

      10.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Related Agreements, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement or the Related Agreements, by law or otherwise afforded to any party, shall be cumulative and not alternative.

      10.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given:

       (a)  upon personal delivery to the party to be notified;

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

       (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day;

       (c) three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or

       (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

All communications shall be sent as follows:

         IF TO THE COMPANY, TO:       Incentra Solutions, Inc.
                                      1140 Pearl Street
                                      Boulder, Colorado 80302
                                      Attention:        Chief Financial Officer
                                      Facsimile:        (303) 449-9584

         WITH A COPY TO:              Law Offices of Karl Reed Guest
                                      94 Underhill Road
                                      Orinda, CA 94563
                                      Attention: Reed Guest, Esq.
                                      Facsimile: (925) 254-9226

         IF TO THE PURCHASER, TO:     To the respective addresses set forth next
                                      to Purchasers' names on the signatures
                                      pages hereto

or at such other address as the Company or the Purchaser may designate by written notice to the other parties hereto given in accordance herewith.

      10.9 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     10.10 FACSIMILE SIGNATURES; COUNTERPARTS. This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     10.11 BROKER'S FEES. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 10.11 being untrue.

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     10.12  CONSTRUCTION. Each party acknowledges that its legal counsel participated in the preparation of this Agreement and the Related Agreements and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]



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         IN WITNESS WHEREOF, the parties hereto have executed the NOTE
PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:

INCENTRA SOLUTIONS, INC.


By:    /s/Thomas P. Sweeney III
       ------------------------------------------
       ------------------------------------------
Name:  Thomas P. Sweeney III
       ------------------------------------------
       ------------------------------------------
Title: Chief Executive Officer
       ------------------------------------------




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